Trade receivables and other current assets	6 Months Ended
Jun. 30, 2022
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Trade receivables and other current assets
Note 8. Trade receivables and other current assets
8.1 Trade receivables

	As of December 31,	As of June 30,
	2021	2022

	$ in thousands
Trade receivables	20,390	2,602
Valuation allowance	(29)	—

Total net value of trade receivables	20,361	2,602

All trade receivables have payment terms of less than one year. The trade receivables in 2021 were mainly due to an agreement with Cytovia Therapeutics, Inc. (“the Cytovia agreement”) Cellectis entered into on February 12, 2021. The consideration to Cellectis included a trade receivable of $20 million issued by Cytovia to Cellectis.
On April 26, 2022, we amended the Cytovia Agreement so that the right for Cellectis to receive an upfront cash payment or equity stake in Cytovia of $20 million is exchanged for a convertible note for a nominal amount of $20 million and a warrant , which is exercisable in connection with Cytovia’s combination with a special purpose acquisition company. The convertible note bears a 2% interest and converts (i) automatically in connection with certain fundamental transactions by which Cytovia becomes a publicly-traded company, and (ii) at our option in connection with a company sale, certain financing transactions and at maturity, in each case, into a number of shares of Cytovia equity securities that varies depending on such scenarios In certain scenarios (e.g., in connection with certain financing transactions), we may elect for the note to be paid in cash before its maturity date on December 31, 2022.
As of June 30, 2022, trade receivables consist primarily of two milestones for $1.5 million to be collected during the third quarter of 2022.
8.2 Subsidies receivables

	As of December 31,	As of June 30,
	2021	2022

	$ in thousands
Research tax credit	9,268	11,244

Total subsidies receivables	9,268	11,244

Research tax credit receivables as of June 30, 2022 include the accrual for a French research tax credit related to 2022 for $3.3 million and to previous periods for $7.2 million. The remaining amount relates to refundable tax credits in the United States. During December 2018, the French Tax Authority initiated an audit related to the 2014, 2015, 2016 and 2017 French research tax credits. In January 2022, a legal court confirmed that Cellectis was entitled to receive the amounts related to 2017 and 2018 tax credits. $0.8 million were collected in February 2022.
8.3 Other current assets

	As of December 31,	As of June 30,
	2021	2022

	$ in thousands
VAT receivables	1,398	1,621
Prepaid expenses and other prepayments	8,171	5,838
Tax and social receivables	46	65
Deferred expenses and other current assets	50	170

Total other current assets	9,665	7,694

Prepaid expenses and other prepayments primarily include advances to our sub-contractors
on research and development activities. These mainly relate to advance payments to suppliers of biological raw materials and to third parties participating in product manufacturing.
During the year ended December 31, 2021, and the
six-month
period ended June 30, 2022, we prepaid certain manufacturing costs related to our product candidates UCART 123, UCART 22 and UCART CS1 of which the delivery of products or services is expected in the coming months.
As of December 31, 2021, and as of June 30, 2022, tax and social receivables relate mainly to social charges on personnel expenses.